SUPPLEMENTAL INFORMATION

FOR THE SIX MONTHS ENDED JUNE 30, 2021 AND 2020

WASHINGTON PRIME GROUP®

SAFE HARBOR: Some of the information contained in this presentation includes forward looking statements. Such statements are subject to a number of risks and uncertainties which could cause actual results in the future to differ materially and adversely from those described in the forward-looking statements. Investors should consult the Company's filings with the Securities and Exchange Commission for a description of the various risks and uncertainties which could cause such a difference before deciding whether to invest.

Table of Contents

Page
Financial Statement Data
Consolidated statements of operations (unaudited)	1
Consolidated balance sheets (unaudited)	2
Supplemental balance sheet detail	3
Components of rental income, other income and corporate overhead	4
Reconciliation of funds from operations - including pro-rata share of unconsolidated properties	5
Reconciliation of net operating income growth for comparable properties - including pro-rata share of unconsolidated properties	6

Debt Information
Summary of debt	7
EBITDAre	8

Operational Data
Operating metrics	9
Leasing results and base rent psf	10
Releasing spreads	11
Top 10 tenants	12
Lease expirations	13

Development Activity
Capital expenditures	14
Redevelopment projects	15
Department store repositioning status	16

Property Information
Property information	17-19

Other
Non-GAAP pro-rata financial information	20
Proportionate share of unconsolidated properties - statements of operations (unaudited)	21
Proportionate share of unconsolidated properties - balance sheet (unaudited)	22
Glossary of terms	23

CONSOLIDATED STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020

Revenue:
Rental income (see components on page 4)	$134,134	$96,757	$261,925	$244,168
Other income (see components on page 4)	4,263	2,007	8,405	7,196
Total revenues	138,397	98,764	270,330	251,364

Expenses:
Property operating	(36,567)	(28,109)	(76,017)	(65,389)
Real estate taxes	(18,885)	(18,437)	(37,702)	(38,689)
Advertising and promotion	(1,747)	(1,300)	(3,396)	(3,104)
Total recoverable expenses	(57,199)	(47,846)	(117,115)	(107,182)
Depreciation and amortization	(55,059)	(55,380)	(107,314)	(115,084)
General and administrative	(12,954)	(11,350)	(26,878)	(23,614)
Prepetition charges (1)	(38,078)	—	(52,529)	—
Ground rent	(204)	(209)	(410)	(331)
Impairment loss	—	(23,800)	—	(25,119)
Total operating expenses	(163,494)	(138,585)	(304,246)	(271,330)

Interest expense, net	(52,503)	(37,445)	(104,054)	(76,080)
Impairment on note receivable	—	(11,237)	—	(11,237)
Reorganization items (2)	(24,389)	—	(24,389)	—
Gain on disposition of interests in properties, net	—	437	2,462	27,192
Income and other taxes	(544)	(593)	(263)	24
Loss from unconsolidated entities, net	(873)	(4,754)	(3,080)	(5,786)

Net loss	(103,406)	(93,413)	(163,240)	(85,853)
Net loss attributable to noncontrolling interests	(1,396)	(14,871)	(11,784)	(14,194)
Net loss attributable to the Company	(102,010)	(78,542)	(151,456)	(71,659)
Less: Preferred share dividends declared	—	(3,508)	—	(7,016)
Less: Preferred share dividends undeclared	(3,508)	—	(7,016)	—
Net loss attributable to common shareholders	$(105,518)	$(82,050)	$(158,472)	$(78,675)

Loss per common share, basic and diluted	$(4.26)	$(3.88)	$(6.77)	$(3.73)

(1) Prepetition charges are expenses that were realized or incurred prior to the Petition date in relation to the Company's efforts to restructure its corporate-level debt and consist of legal, professional and transaction success fees.
(2) Reorganization items are any expenses, gains and losses that are realized or incurred as of or subsequent to the Petition date, and as a direct result of the Chapter 11 cases. These costs include the write off of debt issuance costs and discounts, as well as legal and professional fees.

    SUPPLEMENTAL INFORMATION | 1

CONSOLIDATED BALANCE SHEETS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	June 30,	December 31,
	2021	2020
Assets:
Investment properties at cost	$5,748,501	$5,688,526
Construction in progress	171,607	185,275
	5,920,108	5,873,801
Less: accumulated depreciation	2,623,765	2,539,745
	3,296,343	3,334,056

Cash and cash equivalents	91,318	92,618
Tenant receivables and accrued revenue, net (see components on page 3)	97,430	132,610
Investment in and advances to unconsolidated entities, at equity	414,665	416,339
Deferred costs and other assets (see components on page 3)	131,737	129,724
Total assets	$4,031,493	$4,105,347

Liabilities:
Mortgage notes payable	$1,029,308	$1,101,653
Notes payable	—	710,476
Term loans	—	681,563
Revolving credit facility	—	639,976
Debtor in possession financing	50,000	—
Other Indebtedness	91,406	87,807
Accounts payable, accrued expenses, intangibles, and deferred revenues (see components on page 3)	145,875	276,086
Distributions payable	—	3,323
Total liabilities not subject to compromise	1,316,589	3,500,884
Total liabilities subject to compromise (see components on page 3)	2,259,109	—
Total liabilities	3,575,698	3,500,884
Redeemable noncontrolling interests	3,385	3,265

Equity:
Stockholders' equity
Series H Cumulative Redeemable Preferred Stock	108,001	104,251
Series I Cumulative Redeemable Preferred Stock	101,591	98,325
Common stock	2	2
Capital in excess of par value	1,310,353	1,262,524
Accumulated deficit	(1,071,600)	(913,128)
Accumulated other comprehensive loss	—	(12,124)
Total stockholders' equity	448,347	539,850
Noncontrolling interests	4,063	61,348
Total equity	452,410	601,198
Total liabilities, redeemable noncontrolling interests and equity	$4,031,493	$4,105,347

    SUPPLEMENTAL INFORMATION | 2

SUPPLEMENTAL BALANCE SHEET DETAIL
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	June 30,	December 31,
	2021	2020

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$42,455	$41,870
Tenant receivable	59,556	82,290
Deferred receivable	10,846	17,993
Unbilled receivables and other	39,381	45,294
Allowance for doubtful accounts, net	(54,808)	(54,837)
Total	$97,430	$132,610

Deferred costs and other assets:
Deferred leasing and corporate improvements, net	$34,431	$38,690
In place lease intangibles, net	17,493	19,173
Acquired above market lease intangibles, net	7,951	9,232
Right of use asset	10,311	11,244
Mortgage and other escrow deposits	38,084	37,614
Prepaids, notes receivable and other assets, net	23,467	13,771
Total	$131,737	$129,724

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$77,071	$194,892
Below market lease intangibles, net	38,457	41,773
Lease liability	10,311	11,244
Deferred revenues and deposits	20,036	28,177
Total	$145,875	$276,086

Liabilities subject to compromise:
Senior notes	$720,900	$—
Revolver	647,000	—
Term loan	350,000	—
December 2015 term loan	340,000	—
Weberstown term loan	65,000	—
Unpaid accrued interest	50,311	—
Prepetition unsecured or undersecured claims	85,898	—
Total	$2,259,109	$—

        SUPPLEMENTAL INFORMATION | 3

COMPONENTS OF RENTAL INCOME, OTHER INCOME AND CORPORATE OVERHEAD
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020

Components of Rental Income:
Base rent	$97,185	$76,334	$190,573	$180,022
Mark-to-market adjustment	1,073	1,712	2,035	2,818
Straight-line rents, net	216	128	414	(1,493)
Temporary tenant rents, net	3,294	865	6,667	4,077
Overage rent	1,830	308	3,547	2,590
Tenant reimbursements	30,702	36,787	63,588	77,851
Lease termination income	918	27	1,472	106
Change in estimate of collectibility of rental income	(1,084)	(19,404)	(6,371)	(21,803)
Total Rental Income	$134,134	$96,757	$261,925	$244,168

Components of Other Income:
Sponsorship and other ancillary property income	$1,254	$342	$2,447	$1,856
Fee income	2,562	1,230	5,043	3,417
Other	447	435	915	1,923
Total Other Income	$4,263	$2,007	$8,405	$7,196

Components of Corporate Overhead:
General & administrative - other, excluding corporate debt restructuring costs	$12,954	$11,350	$26,878	$23,614
Internal corporate overhead allocated to operating expense	6,049	5,790	12,250	12,188
Total Corporate Overhead	$19,003	$17,140	$39,128	$35,802

    SUPPLEMENTAL INFORMATION | 4

RECONCILIATION OF FUNDS FROM OPERATIONS
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands, except per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Funds from Operations ("FFO"):
Net loss	$(103,406)	$(93,413)	$(163,240)	$(85,853)
Less: Preferred dividends and distributions on preferred operating partnership units	(3,568)	(3,568)	(7,136)	(7,136)
Real estate depreciation and amortization, including joint venture impact	63,262	63,732	124,226	133,501
Impairment loss, including (gain) on disposition of interests in properties, net	—	23,817	(1,304)	(293)
FFO	$(43,712)	$(9,432)	$(47,454)	$40,219

Adjusted Funds from Operations:
FFO	$(43,712)	$(9,432)	$(47,454)	$40,219
Impairment on note receivable	—	11,237	—	11,237
Prepetition charges	38,078	—	52,529	—
Reorganization items (2)	24,389	—	24,389	—
Reclassification of accumulated other comprehensive loss upon discontinuation of hedge accounting	—	—	12,124	—
Adjusted FFO	$18,755	$1,805	$41,588	$51,456

Weighted average common shares outstanding - diluted	25,121	25,003	25,161	24,931

FFO per diluted share	$(1.74)	$(0.38)	$(1.89)	$1.61
Total adjustments	$2.49	$0.45	$3.54	$0.45
Adjusted FFO per diluted share	$0.75	$0.07	$1.65	$2.06

Non-cash items included in FFO:
Non-cash stock compensation expense	$1,193	$1,898	$2,504	$3,764
Straight-line adjustments, net of bad debt, as an increase (decrease) to minimum rents (1)	$609	$462	$1,112	$(1,484)
Straight-line and fair market value adjustment recorded as an increase to ground lease expense (1)	$479	$477	$953	$956
Fair value of debt amortized as a decrease to interest expense (1)	$454	$786	$908	$1,711
Loan fee amortization and bond discount (1)	$2,385	$1,662	$5,674	$3,524
Mark-to-market/inducement adjustment as a net increase to base rents (1)	$1,473	$2,402	$2,902	$4,640
Non-real estate depreciation (1)	$2,064	$2,281	$4,045	$4,605

(1) Includes the pro-rata share of the joint venture properties.
(2) Included in reorganization items are $21,331 of costs related to the write off of debt issuance costs and discounts.

    SUPPLEMENTAL INFORMATION | 5

RECONCILIATION OF NET OPERATING INCOME GROWTH FOR COMPARABLE PROPERTIES
Including Pro-Rata Share of Unconsolidated Properties
Washington Prime Group Inc.
(unaudited, dollars in thousands)

	Three Months Ended June 30,				Six Months Ended June 30,
	2021	2020	Variance $		2021	2020	Variance $

Reconciliation of Comp NOI to Net Loss:
Net loss	$(103,406)	$(93,413)	$(9,993)		$(163,240)	$(85,853)	$(77,387)

Loss from unconsolidated entities	873	4,754	(3,881)		3,080	5,786	(2,706)
Income and other taxes	544	593	(49)		263	(24)	287
Impairment on note receivable	—	11,237	(11,237)		—	11,237	(11,237)
Gain on disposition of interests in properties, net	—	(437)	437		(2,462)	(27,192)	24,730
Reorganizational items	24,389	—	24,389		24,389	—	24,389
Interest expense, net	52,503	37,445	15,058		104,054	76,080	27,974
Operating Loss	(25,097)	(39,821)	14,724		(33,916)	(19,966)	(13,950)

Depreciation and amortization	55,059	55,380	(321)		107,314	115,084	(7,770)
Impairment loss	—	23,800	(23,800)		—	25,119	(25,119)
General and administrative	12,954	11,350	1,604		26,878	23,614	3,264
Prepetition charges	38,078	—	38,078		52,529	—	52,529
Fee income	(2,562)	(1,230)	(1,332)		(5,043)	(3,417)	(1,626)
Management fee allocation	96	36	60		147	36	111
Pro-rata share of unconsolidated joint ventures in comp NOI	15,466	10,577	4,889		30,300	27,936	2,364
Property allocated corporate expense	5,343	4,727	616		10,766	10,106	660
Non-comparable properties and other (1)	367	(237)	604		339	(1,474)	1,813
NOI from sold properties	(36)	(4)	(32)		—	(100)	100
Termination income	(918)	(27)	(891)		(1,472)	(106)	(1,366)
Straight-line rents, net of change in assessment of collectibility	(216)	(128)	(88)		(414)	1,493	(1,907)
Ground lease adjustments for straight-line and fair market value	13	5	8		20	10	10
Fair market value and inducement adjustments to base rents	(1,057)	(1,647)	590		(1,990)	(2,632)	642
Less: Tier 2 and noncore properties (2)	(10,359)	(5,729)	(4,630)		(18,866)	(22,415)	3,549

Comparable NOI - Tier 1 and Open Air properties	$87,131	$57,052	$30,079		$166,592	$153,288	$13,304
Comparable NOI percentage change - Tier 1 and Open Air properties			52.7%				8.7%

(1) Represents an adjustment to remove the NOI amounts from properties not owned and operated in all periods presented, certain non-recurring expenses (such as hurricane related expenses), as well as material insurance proceeds and other non-recurring income received in the periods presented. This also includes adjustments related to the rents from the outparcels sold to Four Corners and from unmanaged properties.
(2) NOI from the Tier 2 and noncore properties held in each period presented.

	Three Months Ended June 30,				Six Months Ended June 30,
	2021	2020	Variance $	Variance %	2021	2020	Variance $	Variance %
Comparable Property Net Operating Income (Comp NOI)
Revenue:
Minimum rent	$98,386	$78,251	$20,135	25.7%	$192,903	$179,077	$13,826	7.7%
Overage rent	1,828	368	1,460	396.7%	3,453	2,648	805	30.4%
Tenant reimbursements	32,371	35,998	(3,627)	-10.1%	65,821	76,605	(10,784)	-14.1%
Change in estimate of collectibility of rental income	(956)	(19,231)	18,275	95.0%	(3,237)	(21,383)	18,146	84.9%
Other	1,659	1,367	292	21.4%	2,963	3,565	(602)	-16.9%
Total revenue	133,288	96,753	36,535	37.8%	261,903	240,512	21,391	8.9%

Expenses:
Recoverable expenses - operating	(27,235)	(19,793)	(7,442)	-37.6%	(56,087)	(47,176)	(8,911)	-18.9%
Recoverable expenses - real estate taxes	(17,775)	(18,778)	1,003	5.3%	(36,937)	(37,801)	864	2.3%
Ground rent	(1,147)	(1,130)	(17)	-1.5%	(2,287)	(2,247)	(40)	-1.8%
Total operating expenses	(46,157)	(39,701)	(6,456)	-16.3%	(95,311)	(87,224)	(8,087)	-9.3%

Comp NOI - Excluding Tier 2 and Noncore properties	$87,131	$57,052	$30,079	52.7%	$166,592	$153,288	$13,304	8.7%

Comp NOI - Tier 1 enclosed retail properties	$56,183	$33,155	$23,028	69.5%	$106,922	$96,670	$10,252	10.6%
Comp NOI - Open Air properties	$30,948	$23,897	$7,051	29.5%	$59,670	$56,618	$3,052	5.4%
    SUPPLEMENTAL INFORMATION | 6

SUMMARY OF DEBT
Washington Prime Group Inc.
(dollars in thousands)
	Total Debt as of 6/30/2021	Total Debt, Including WPG Share of Unconsolidated Entities as of 6/30/2021	Total Debt as of 12/31/2020	Total Debt, Including WPG Share of Unconsolidated Entities as of 12/31/2020	Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate

Consolidated debt:					Total debt, including WPG share of unconsolidated entities but excluding other indebtedness:
Mortgage debt
Fixed	$982,391	$982,391	$1,039,375	$1,039,375	2021	$264,262	6.2%	$2,172,900	6.3%	$2,437,162	5.8%
Variable	50,250	50,250	65,000	65,000	2022	125,514	5.0%	—		125,514	5.0%
Debt issuance costs	(4,392)	(4,392)	(4,407)	(4,407)	2023	62,612	4.6%	—		62,612	4.6%
Fair value debt adjustments	1,059	1,059	1,685	1,685	2024	279,765	4.0%	—		279,765	4.0%
Total mortgage debt	1,029,308	1,029,308	1,101,653	1,101,653	2025	361,398	3.9%	—		361,398	3.9%
					2026	62,214	3.3%	—		62,214	3.3%
Corporate debt					2027	191,257	4.3%	—		191,257	4.3%
DIP Financing	50,000	50,000	—	—	2028	—		—		—
Credit facility	647,000	647,000	647,000	647,000	2029	291,478	4.4%	—		291,478	4.4%
Term loans (5)	755,000	755,000	690,000	690,000	2030	—		—		—
Bonds payable	720,900	720,900	720,900	720,900	2031	—		—		—
Debt issuance costs & discounts	—	—	(25,885)	(25,885)	Thereafter	1,892	4.7%	—		1,892	4.7%
Total corporate debt (4)	2,172,900	2,172,900	2,032,015	2,032,015	Fair value,debt issuance cost, and debt discount adjustments	(2,239)		—		(2,239)
Total mortgage and corporate debt	3,202,208	3,202,208	3,133,668	3,133,668	Total debt	$1,638,153	3.9%	$2,172,900	6.3%	$3,811,053	5.3%
Other indebtedness, net of issuance costs & future accretion (2)	91,406	91,406	87,807	87,807
Total consolidated debt	$3,293,614	$3,293,614	$3,221,475	$3,221,475
					Schedule of Maturities by Year (1)	Mortgage Debt Maturities	Weighted Avg. Interest Rate	Unsecured Maturities	Weighted Avg. Interest Rate	Total Debt Maturities	Weighted Avg. Interest Rate
Unconsolidated debt:
Mortgage loans payable	$1,206,033	$607,751	$1,212,218	$610,682
Debt issuance costs	(3,446)	(1,758)	(3,683)	(1,877)
Fair value debt adjustments	5,593	2,852	6,144	3,133	Total consolidated debt excluding other indebtedness:
Total unconsolidated debt	$1,208,180	$608,845	$1,214,679	$611,938
					2021	$229,280	6.3%	$2,172,900	6.4%	$2,402,180	5.9%
Total debt:	$4,501,794	$3,902,459	$4,436,154	$3,833,413	2022	125,514	5.0%	—		125,514	5.0%
					2023	56,354	4.8%	—		56,354	4.8%
	% of Total Debt as of 6/30/21	Our Share of Total Debt as of 6/30/21	Weighted Avg. Interest Rate	Weighted Avg. Years to Maturity	2024	279,765	4.0%	—		279,765	4.0%
					2025	—		—		—
					2026	50,250	3.1%	—		50,250	3.1%
Consolidated debt excluding other indebtedness:					2027	—		—		—
Fixed	53%	$1,699,958	4.9%	2.0	2028	—		—		—
Variable	47%	1,502,250	6.2%	0.4	2029	291,478	4.4%	—		291,478	4.4%
Total Consolidated (3)	100%	$3,202,208	5.5%	1.3	2030	—		—		—
					2031	—		—		—
Unconsolidated debt:					Thereafter	—		—		—
Fixed	99%	$602,587	4.1%	4.3	Fair value,debt issuance cost, and debt discount adjustments	(3,333)		—		(3,333)
Variable	1%	6,258	2.6%	1.5	Total debt	$1,029,308	3.7%	$2,172,900	6.4%	$3,202,208	5.5%
Total Unconsolidated	100%	$608,845	4.1%	4.2

Total debt excluding other indebtedness:
Fixed	60%	$2,302,545	4.7%	2.6
Variable	40%	1,508,508	6.2%	0.4
Total debt	100%	$3,811,053	5.3%	1.7

(1) Includes available extension options
(2) This represents the financial liability associated with our failed sale and master ground leaseback of land at Edison Mall, Great Lakes Mall, Irving Mall, and Jefferson Valley Mall. The master ground lease has a 99-year term and includes fixed annual payments at an initial annualized rate of 7.4%, with annual rent escalators over the aforementioned term. The anticipated settlement amount represents the year 30 repurchase option price of $109.3 million to reacquire the fee interest in the land. The difference between the $91.4 million net carrying value and the $109.3 million repurchase option is being accreted through interest expense over the repurchase option period.
(3) Excluded is other indebtedness of $91,406 with a weighted average interest rate of 8.5% and weighted average years to maturity of approximately 28.3 years.
(4) Corporate debt includes $485,250 of secured credit facility and $517,500 of secured term loans.
(5) The $65,000 Weberstown term loan was reclassified from mortgage notes payable as of June 30, 2021 due to the Company's bankruptcy filing.
            SUPPLEMENTAL INFORMATION | 7

EBITDAre
Washington Prime Group Inc.
(dollars in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Calculation of EBITDAre:
Net loss	$(103,406)	$(93,413)	$(163,240)	$(85,853)
Interest expense, net	52,503	37,445	104,054	76,080
Income and other taxes	544	593	263	(24)
Depreciation and amortization	55,059	55,380	107,314	115,084
Loss (gain) on disposition of interests in properties, net	—	18	(1,304)	(24,767)
Impairment loss	—	23,800	—	25,119
Impairment on note receivable	—	11,237	—	11,237
Pro-rata share of unconsolidated entities, net	16,382	15,707	33,114	34,139
EBITDAre (1)	21,082	50,767	80,201	151,015
Reclassification of accumulated other comprehensive loss upon discontinuation of hedge accounting	—	—	12,124	—
Prepetition charges	38,078	—	52,529	—
Reorganization items (non-cash)	21,331	—	21,331	—
Adjusted EBITDAre	$80,491	$50,767	$166,185	$151,015

(1) EBITDAre is calculated consistent with the NAREIT definition.

    SUPPLEMENTAL INFORMATION | 8

OPERATING METRICS
Washington Prime Group Inc.
As of June 30, 2021

PORTFOLIO SUMMARY

	Property Count	Leased Occupancy % (1)		Store Sales Per Square Foot for 12 Months Ended (1)		Store Occupancy Cost % (1)		% of Total Comp NOI for 3 Months Ended 6/30/21	NOI Growth for 3 Months Ended 6/30/21	Releasing Spreads Trailing Twelve Months Ended 2021
		6/30/21	6/30/20	6/30/21	6/30/19 (7)	6/30/21	6/30/19 (7)

Open Air Properties	47	95.0%	95.9%					31.7%	29.5%	-3.3%
Tier 1 Enclosed Retail Properties	36	89.1%	88.9%	$433	$424	11.0%	11.5%	57.6%	69.5%	-13.0%
Tier 1 and Open Air	83	92.1%	92.4%					89.3%	52.7%	-8.9%

ENCLOSED RETAIL PROPERTY TIERS

TIER 1					TIER 2			NONCORE

Arbor Hills		Morgantown Mall			Boynton Beach Mall			Anderson Mall (4)
Arboretum, The		Northtown Mall			Chautauqua Mall			Brunswick Square
Ashland Town Center		Northwoods Mall			Indian Mound Mall			Charlottesville Fashion Square (2)
Bowie Town Center		Oklahoma City Properties			Lima Mall			Cottonwood Mall
Clay Terrace		Orange Park Mall			Maplewood Mall			Dayton Mall
Edison Mall		Paddock Mall			New Towne Mall			Lincolnwood Town Center (5)
Grand Central Mall		Pearlridge Center			Rolling Oaks Mall			Muncie Mall (3)
Great Lakes Mall		Polaris Fashion Place			Sunland Park Mall			Oak Court Mall (6)
Irving Mall		Scottsdale Quarter			Westminster Mall			Port Charlotte Town Center
Jefferson Valley Mall		Southern Hills Mall
Lindale Mall		Southern Park Mall
Longview Mall		Southgate Mall
Malibu Lumber Yard		The Outlet Collection | Seattle
Mall at Fairfield Commons, The		Town Center at Aurora
Mall at Johnson City, The		Town Center Crossing & Plaza
Markland Mall		Waterford Lakes Town Center
Melbourne Square		Weberstown Mall
Mesa Mall		WestShore Plaza

(1) Metrics include properties owned and managed as of June 30, 2021, and exclude Tier 2 and Noncore properties.
(2) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(3) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(4) On March 8, 2021, the Company received notification that a receiver was appointed to manage and lease Anderson Mall. An affiliate of the Company still holds title to the property.
(5) On April 8, 2021, the Company received notification that a receiver was appointed to manage and lease Lincolnwood Town Center. An affiliate of the Company still holds title to the property.
(6) On May 25, 2021, the Company received notification that a receiver was appointed to manage and lease Oak Court Mall. An affiliate of the Company still holds title to the property.
(7) For Q2 2020, the annual sales and occupancy cost % were not being reported as most of the stores were temporarily closed for approximately 2 months, resulting in incomplete data during the trailing 12 months. Therefore Q2 2019 is shown for comparative purposes. Comp sales for Q2 2021 compared to Q2 2019 increased 21% for the Tier 1 properties.

    SUPPLEMENTAL INFORMATION | 9

LEASING RESULTS AND BASE RENT PSF
Washington Prime Group Inc.
Year-to-date through June 30, 2021

Leasing Results- Comparable Properties
No Exclusions

	2021 Year-to-Date						Change from Prior YTD
	New		Renewal		Total		Total
	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft	# of Deals	Sqft
Tier 1 Enclosed Retail Properties	71	591,556	253	1,269,381	324	1,860,937	67%	59%
Open Air Properties	32	251,081	56	561,215	88	812,296	24%	30%
Total Tier 1 and Open Air	103	842,637	309	1,830,596	412	2,673,233	55%	49%

Tier 2 and Noncore Properties	10	48,585	77	349,895	87	398,480	45%	27%

Grand Total	113	891,222	386	2,180,491	499	3,071,713	54%	46%

Leasing Results
Small Shop Deals for Enclosed Properties; Anchor and Small Shop Deals for Open Air

	Number	Square Feet			Base Rent PSF			Average Term			Tenant Allow.$(000)s		Tenant Allow. PSF
	of Leases	New	Renewal	Total	New	Renewal	Total	New	Renewal	Total	New	Renewal	New	Renewal
Tier 1 Enclosed Retail Properties	166	141,611	332,559	474,170	$35.50	$28.49	$30.58	6.8	3.2	4.5	$5,996	$2,284	$42.34	$6.87
Open Air Properties	82	251,081	543,079	794,160	$16.29	$14.45	$15.03	7.6	4.6	5.8	$4,568	$2,103	$18.19	$3.87
Total Tier 1 and Open Air	248	392,692	875,638	1,268,330	$23.22	$19.78	$20.84	7.1	3.6	4.9	$10,564	$4,387	$26.90	$5.01

Tier 2 and Noncore Properties	40	16,404	88,048	104,452	$18.44	$17.57	$17.71	5.4	2.5	3.2	$90	$—	$5.47	$—

Total	288	409,096	963,686	1,372,782	$23.03	$19.58	$20.60	7.0	3.4	4.7	$10,654	$4,387	$26.04	$4.55

Note: The table above includes leasing results for enclosed properties for stores of 10,000 SF or less, also anchors and office leases are excluded. For open air properties, office leases are excluded. Only new leases and renewals with terms in excess of 12 months are included. These results include properties owned and managed at June 30, 2021.

Average Base Rent PSF
	Base Minimum Rent PSF As of June 30,
	2021		2020
Tier 1 Enclosed Retail Properties	$27.97		$29.84
Open Air Properties	$13.80		$13.85
Total Tier 1 and Open Air Properties	$20.15		$21.24
                        SUPPLEMENTAL INFORMATION | 10

RELEASING SPREADS
Washington Prime Group Inc.
For the trailing 12 months ended June 30, 2021

	Square Footage of Signings	New Rate PSF	Prior Rate PSF	Re-leasing Spread
				$	%

Open Air Properties:

New	209,866	$18.26	$19.36	$(1.10)	-5.7%
Renewal	1,022,524	$16.25	$16.71	$(0.46)	-2.8%
All Deals	1,232,390	$16.59	$17.16	$(0.57)	-3.3%

Tier 1 Enclosed Retail Properties:

New	117,889	$41.12	$42.81	$(1.69)	-3.9%
Renewal	556,188	$37.57	$44.13	$(6.56)	-14.9%
All Deals	674,077	$38.19	$43.90	$(5.71)	-13.0%

Total Open Air and Tier 1 Properties:

New	327,755	$26.48	$27.80	$(1.32)	-4.7%
Renewal	1,578,712	$23.76	$26.37	$(2.61)	-9.9%
All Deals	1,906,467	$24.23	$26.61	$(2.38)	-8.9%

Note: The Company's Tier 2 and noncore properties are excluded from these metrics.

    SUPPLEMENTAL INFORMATION | 11

TOP 10 TENANTS
Washington Prime Group Inc.
As of June 30, 2021

Non-Anchor Stores (Ranked by Percent of Total Minimum Rents)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (2)

Signet Jewelers, Ltd.	Body by Pagoda, Jared's, Kay Jewelers, Piercing Pagoda, Plumb Gold, Silver and Gold Connection, Zales Jewelers	89	125,665	0.2%	2.5%
Footlocker, Inc.	Champs Sports, Foot Action USA, Footlocker, Kids Footlocker, Lady Footlocker	65	291,100	0.6%	1.8%
Ulta Salon, Cosmetics & Fragrance, Inc.	Ulta Beauty	24	254,205	0.5%	1.2%
American Eagle Outfitters, Inc.	aerie, American Eagle	36	202,311	0.4%	1.2%
Regal Entertaimment Group (1)	Regal Cinema	5	224,179	0.4%	1.1%
Luxottica Group	Apex, Lenscrafters, Oakley, Pearle Vision, Sunglass Hut, Watch Station	60	158,541	0.3%	1.1%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret, White Barn Candle	91	471,132	0.9%	1.0%
Sycamore Properties	Ann Taylor, Ann Taylor Factory Store, Belk, Box Lunch, Hot Topic, Lane Bryant, Loft, Talbots, Torrid	96	304,945	0.6%	1.0%
Gap Inc.	Athleta, Banana Republic, Baby Gap, Gap, Gap Kids, Gap Outlet, Intermix, Janie & Jack, Old Navy	32	328,723	0.6%	0.9%
The Finish Line, Inc.	Finish Line, JD Sports	38	210,213	0.4%	0.9%

Anchor Stores (Ranked by Total GLA)
National Tenant Name	Tenant DBA's in Portfolio	Number of Stores	GLA of Stores	Percent of Total GLA in Portfolio	Percent of Total Annualized Base Minimum Rent (2)	Number of WPG Owned Stores

JCPenney Company, Inc.	JCPenney	31	4,072,316	7.9%	0.7%	17
Macy's, Inc.	Macy's	22	3,720,098	7.3%	0.2%	4
Dillard's, Inc.	Dillard's	18	2,473,872	4.8%	0.0%	1
Target Corporation	Target, Super Target	10	1,419,100	2.8%	0.0%	1
Kohl's Corporation	Kohl's	12	1,083,988	2.1%	1.0%	9
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream, Golf Galaxy	17	1,019,185	2.0%	2.2%	15
Best Buy Co. Inc.	Best Buy	16	708,102	1.4%	1.7%	15
TJX Companies	Home Goods, Marshalls, TJ Maxx	21	635,048	1.2%	1.4%	21
Wal-Mart Stores, Inc.	Wal-Mart	4	618,061	1.2%	0.0%	0
Sycamore Properties	Belk, Belk for Her, Belk Home Store, Staples	9	587,313	1.1%	0.3%	7

Note: Schedule above includes properties owned and managed at June 30, 2021.
(1) Excludes theaters that are categorized as anchors.
(2) Calculation includes fixed charges only.

                    SUPPLEMENTAL INFORMATION | 12

LEASE EXPIRATIONS (1)
Washington Prime Group Inc.
As of June 30, 2021

Enclosed Retail Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	124	—	395,399	395,399	$—	$26.82	2.2%
2021	191	391,158	369,180	760,338	$1.18	$26.98	2.0%
2022	701	452,934	2,412,133	2,865,067	$10.58	$26.14	11.3%
2023	512	811,141	1,660,860	2,472,001	$11.33	$30.96	10.7%
2024	370	313,656	1,193,834	1,507,490	$11.32	$29.82	7.6%
2025	255	803,574	1,097,550	1,901,124	$12.70	$28.22	8.5%
2026	255	2,821,743	1,293,087	4,114,830	$2.99	$29.99	9.3%
2027	158	537,034	722,383	1,259,417	$7.84	$30.77	4.6%
2028	124	251,005	565,568	816,573	$14.25	$28.09	3.7%
2029	94	401,918	423,148	825,066	$7.13	$32.74	3.1%
2030	89	376,780	346,627	723,407	$7.70	$27.64	2.7%
2031 and Thereafter	68	929,088	470,467	1,399,555	$9.92	$21.13	3.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	815	—	2,086,458	2,086,458	$—	$8.42	3.6%

Open Air Properties
	Number of Leases Expiring	Anchor Square Feet of GLA Expiring	Store Square Feet of GLA Expiring	Total Square Feet of GLA Expiring	Anchor Annualized Base Rents PSF Expiring	Store Annualized Base Rents PSF Expiring	% of Annualized Base Rents Represented by Expiring Leases
Year
Month To Month Leases	36	58,278	100,589	158,867	$4.67	$21.23	0.5%
2021	50	228,370	133,074	361,444	$1.58	$18.16	0.6%
2022	141	524,333	444,672	969,005	$9.74	$18.60	2.9%
2023	159	959,702	481,133	1,440,835	$10.68	$20.56	4.4%
2024	125	953,702	366,814	1,320,516	$8.19	$21.52	3.3%
2025	117	760,120	263,001	1,023,121	$12.54	$25.54	3.4%
2026	112	903,360	312,573	1,215,933	$10.94	$22.51	3.7%
2027	75	555,392	225,762	781,154	$10.84	$22.02	2.4%
2028	33	262,450	106,489	368,939	$14.33	$19.84	1.3%
2029	44	119,030	206,836	325,866	$15.96	$22.27	1.4%
2030	33	211,781	143,137	354,918	$11.50	$19.53	1.1%
2031 and Thereafter	39	427,047	188,160	615,207	$10.67	$20.36	1.8%
Specialty Leasing Agreements w/ terms in excess of 11 months	21	—	62,471	62,471	$—	$7.44	0.1%

(1) Does not consider the impact of renewal options that may be contained in leases, and this only considers landlord owned GLA. Schedule includes leases for properties owned and managed at June 30, 2021.
                                        SUPPLEMENTAL INFORMATION | 13

CAPITAL EXPENDITURES
Washington Prime Group Inc.
(dollars in thousands)

	Consolidated Three Months Ended June 30, 2021	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2021	Consolidated Three Months Ended June 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Three Months Ended June 30, 2020

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$21,040	$3,466	$24,506	$30,116	$2,898	$33,014
Internal Leasing Costs	$206	$319	$525	$263	$167	$430

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$8,228	$3,397	$11,625	$2,885	$1,190	$4,075
Operational capital expenditures	5,551	383	5,934	3,300	275	3,575
Total Property Capital Expenditures	$13,779	$3,780	$17,559	$6,185	$1,465	$7,650

	Consolidated Six Months Ended June 30, 2021	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2021	Consolidated Six Months Ended June 30, 2020	Unconsolidated Joint Venture Proportionate Share	Total Six Months Ended June 30, 2020

New Developments	$—	$—	$—	$—	$—	$—
Redevelopments, Renovations, and Expansions	$39,326	$7,275	$46,601	$70,245	$7,112	$77,357
Internal Leasing Costs	$513	$677	$1,190	$393	$381	$774

Property Capital Expenditures:
Non-anchor stores tenant improvements and allowances	$15,905	$4,546	$20,451	$10,528	$2,751	$13,279
Operational capital expenditures	8,244	611	8,855	11,018	706	11,724
Total Property Capital Expenditures	$24,149	$5,157	$29,306	$21,546	$3,457	$25,003

                        SUPPLEMENTAL INFORMATION | 14

REDEVELOPMENT PROJECTS
Washington Prime Group Inc.
As of June 30, 2021
(dollars in thousands)

Projects under construction or approved for construction with an estimated investment of $5 million or more
Property Name	City	St	Opportunity	Ownership %	Estimated Total Costs (1)(3)		Estimated Project Yield (1) (2)	WPG Costs Incurred to Date (3)		Estimated Completion (1)

Mesa Mall	Grand Junction	CO	Dillard's will build new store to replace former Sears. Costs reflect demolition of building and parking lot and delivery of new pad and utilities as well as landscaped and upgraded parking field to Dillard's.	100%	$7,000 - $8,000		n/a (5)	$7,391		2021

Mall at Johnson City	Johnson City	TN	Replace former Sears with retail development anchored by Home Goods. Replace former Sears auto center with multi-tenant building for new restaurants.	51%	$7,000 - $8,000	(4)	5% - 6%	$4,905	(4)	2021

Morgantown Mall	Morgantown	WV	Replace former Belk store with Ollie's Bargain Outlet and Burke's Home Outlet	100%	$7,000 - $8,000		5.5% - 6.5%	$4,930		2020/ 2021

Polaris Fashion Place	Columbus	OH	Replace former Sears with FieldhouseUSA and hospitality	51%	$10,000 - $11,000	(4)	4% - 5%	$9,761	(4)	2021/ 2022

Southern Hills Mall	Sioux City	IA	Replace former Sears with Tilt Entertainment	100%	$5,000 - $6,000		9% - 10%	$3,711		2022

Southern Park Mall	Youngstown	OH	Phase I of redevelopment: Replace former Sears with new entertainment, dining, retail, and community green space	100%	$15,000 - $16,000	(6)	7.5% - 8.5%	$13,346		2021

Town Center at Aurora	Aurora	CO	Replace former Sears with FieldhouseUSA with addition of restaurants and hospitality	100%	$23,500 - $24,500		4.5% - 5.5%	$17,853		2021/ 2022

(1) Estimated total costs, project yield, and completion are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.
(2) The project yield excludes any NOI benefit to the property that is indirectly related to the redevelopment other than near-term renewals, although each project does benefit other aspects of the property. The incremental yield does not consider prior rent paid by bankrupt tenants and does include the impact of co-tenancy cures as applicable.
(3) Project costs exclude the allocation of internal costs such as labor, interest, and taxes.
(4) Amounts shown represent 51% of the project spend.
(5) Dillard's will construct and own the building and provide a 10-year operating covenant.
(6) Does not include unallocated portions of the planned interior renovation. Estimated Costs are shown net of the approved public incentives package.

        SUPPLEMENTAL INFORMATION | 15

DEPARTMENT STORE REPOSITIONING STATUS
Washington Prime Group Inc.
Plans as of June 30, 2021

Count	Property	City	Former Department Store	Owner	Closing Date	Planned Replacement	Status
Department Stores formerly occupied by Sears / BonTon / Belk - June 30, 2021
Department Stores Addressed
1	Grand Central Mall	Parkersburg, WV	Sears	Lease	Dec-18	Home Goods, PetSmart, Ross Dress for Less, and TJ Maxx	All opened by Q2 2021
2	Longview Mall	Longview, TX	Sears	Lease	Jan-19	Conn's HomePlus/ Other	Conn's opened January 2021
3	Mall at Fairfield Commons	Dayton, OH	Sears	Lease	Dec-18	Morris Home Furniture / Round1	Morris Home opened Q220/ Round1 opened Q419
4	Mall at Fairfield Commons	Dayton, OH	Elder-Beerman	Lease	Aug-18	150,000 sf single user office	Lease executed
5	Mall at Johnson City	Johnson City, TN	Sears	Lease	2020	Home Goods/ Other/ Dining	Home Goods lease executed, Under Construction
6	Markland Mall	Kokomo, IN	Carsons Pirie Scott	Lease	Aug-18	Dunham's Sports	Store opened September 2020
7	Mesa Mall	Grand Junction, CO	Sears	Lease	Nov-18	Dillard's	Under Construction
8	Mesa Mall	Grand Junction, CO	Herberger's	Lease	Aug-18	Dick's Sporting Goods	Lease executed, Under Construction
9	Morgantown Mall	Morgantown, WV	Belk	Lease	Mar-18	Ollie's Bargain Outlet/ Burke's Home Outlet	Ollie's opened Oct. 2020/ Burke's Home Outlet lease executed, Under Construction
10	Morgantown Mall	Morgantown, WV	Elder-Beerman	Lease	Aug-18	Dunham's Sports	Dunham's opened April 2020
11	Morgantown Mall	Morgantown, WV	Sears	Lease	Jan-19	WVU Medical fulfillment center	WVU Medical fulfillment center opened July 2020
12	Polaris Fashion Place	Columbus, OH	Sears	Lease	Mar-19	FieldhouseUSA / Mixed Use	FieldhouseUSA opened in March 2021
13	Southern Hills Mall	Sioux City, IA	Sears	Lease	Mar-19	Tilt Entertainment	Lease executed
14	Southern Park Mall	Youngstown, OH	Sears	Lease	Jul-18	Entertainment / Outdoor greenspace	Proactive termination, Under construction
15	Southgate Mall	Missoula, MT	Herberger's	Lease	Aug-18	Dillard's	Dillard's opened June 2019
16	Town Center at Aurora	Aurora, CO	Sears	Lease	Dec-19	FieldhouseUSA / Mixed use	Lease executed, Under construction
17	WestShore Plaza	Tampa, FL	Sears	Lease	Mar-19	Mixed use	Proactive termination, Obtaining Entitlements

Active Planning / Evaluating Options
18	Lindale Mall	Cedar Rapids, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
19	Northtown Mall	Blaine, MN	Herberger's	Lease	Aug-18	Retail concepts	Active Planning
20	Pearlridge Center	Aiea, HI	Sears	Lease	Apr-21	Sears announced closure in April 2021	Evaluating Options
21	Southern Hills Mall	Sioux City, IA	Younkers	Lease	Aug-18	Retail concepts	Active Planning
22	Southgate Mall	Missoula, MT	Herberger's Men	Lease	Aug-18	Dining	Active Planning
23	Whitehall Mall	Whitehall, PA	Sears	Lease	Feb-20	Big box and small shop retail	Active Planning

Stores Occupied by Sears as of June 30, 2021
24	Weberstown Mall	Stocktown, CA	Sears	Ground lease		Mixed use	Active Planning

Note that the Company plans to spend up to $105M to $115M over the next two to three years to redevelop these 24 department store locations, in addition to the $119 million spent through June 30, 2021. This report is for the Company's Tier 1 and Open Air properties and excludes vacant department store boxes owned by Sears (3) and Macy's (1) as well as those owned by third parties such as Seritage.
    SUPPLEMENTAL INFORMATION | 16

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Anderson Mall (4)(8)(10)	SC	Anderson	100%	0	0	0	12/01/22	8.61%	Fixed	$16,595	$16,595
Arbor Hills	MI	Ann Arbor	51%	86,939	86,939	0	01/01/26	4.27%	Fixed	$23,459	$11,964
Arboretum, The	TX	Austin	51%	193,835	193,835	0	06/01/27	4.13%	Fixed	$59,400	$30,294
Ashland Town Center	KY	Ashland	100%	434,207	330,817	103,390	07/06/21	4.90%	Fixed	$34,568	$34,568
Bowie Town Center (9)	MD	Bowie (Wash, D.C.)	100%	583,036	281,738	301,298
Boynton Beach Mall	FL	Boynton Beach (Miami)	100%	869,837	428,483	441,354
Brunswick Square (4)	NJ	East Brunswick (New York)	100%	764,232	292,936	471,296	03/01/24	4.80%	Fixed	$67,741	$67,741
Charlottesville Fashion Square (4)(6)	VA	Charlottesville	100%	0	0	0	04/01/24	4.54%	Fixed	$45,068	$45,068
Chautauqua Mall	NY	Lakewood	100%	453,555	446,025	7,530
Chesapeake Square Theater	VA	Chesapeake (VA Beach)	100%	42,248	42,248	0
Clay Terrace (9)	IN	Carmel (Indianapolis)	100%	577,661	558,785	18,876
Cottonwood Mall (4)	NM	Albuquerque	100%	1,048,121	567,892	480,229	04/06/24	4.82%	Fixed	$92,579	$92,579
Dayton Mall (4)	OH	Dayton	100%	1,447,821	776,040	671,781	09/01/22	4.57%	Fixed	$76,986	$76,986
Edison Mall (5)	FL	Fort Myers	100%	1,050,147	567,854	482,293
Grand Central Mall	WV	Parkersburg	100%	731,883	725,375	6,508	07/06/21	6.05%	Fixed	$37,452	$37,452
Great Lakes Mall (5)	OH	Mentor (Cleveland)	100%	1,249,445	657,758	591,687
Indian Mound Mall	OH	Newark	100%	520,925	348,264	172,661
Irving Mall (5)	TX	Irving (Dallas)	100%	1,051,712	488,167	563,545
Jefferson Valley Mall (5)	NY	Yorktown Heights (New York)	100%	583,063	417,371	165,692
Lima Mall	OH	Lima	100%	745,042	545,220	199,822
Lincolnwood Town Center (4)(8)(11)	IL	Lincolnwood (Chicago)	100%	0	0	0	04/01/21	8.26%	Fixed	$47,252	$47,252
Lindale Mall	IA	Cedar Rapids	100%	709,533	475,699	233,834
Longview Mall	TX	Longview	100%	646,518	347,721	298,797
Malibu Lumber Yard	CA	Malibu	51%	31,514	31,514	0
Mall at Fairfield Commons, The	OH	Beavercreek	100%	1,030,973	850,192	180,781
Mall at Johnson City, The	TN	Johnson City	51%	572,903	572,903	0	05/06/25	6.76%	Fixed	$41,890	$21,364
Maplewood Mall	MN	St. Paul (Minneapolis)	100%	903,835	323,079	580,756
Markland Mall	IN	Kokomo	100%	394,048	371,263	22,785
Melbourne Square	FL	Melbourne	100%	711,025	420,207	290,818
Mesa Mall (9)	CO	Grand Junction	100%	804,034	432,013	372,021
Morgantown Mall	WV	Morgantown	100%	555,147	555,147	0
Muncie Mall (4)(7)	IN	Muncie	100%	0	0	0	04/01/21	4.19%	Fixed	$33,071	$33,071
New Towne Mall	OH	New Philadelphia	100%	497,427	497,427	0
Northtown Mall (9)	MN	Blaine	100%	635,856	635,856	0
Northwoods Mall	IL	Peoria	100%	669,288	360,296	308,992
Oak Court Mall (4)(12)	TN	Memphis	100%	0	0	0	04/01/21	4.76%	Fixed	$36,069	$36,069
Oklahoma City Properties	OK	Oklahoma City	51%	327,494	325,248	2,246	06/01/27	3.90%	Fixed	$52,779	$26,917
							01/01/23	2.60%	Variable	$12,270	$6,258
Orange Park Mall (9)	FL	Orange Park (Jacksonville)	100%	952,725	555,545	397,180
Outlet Collection | Seattle, The (9)	WA	Seattle	100%	924,304	924,304	0
Paddock Mall (9)	FL	Ocala	100%	555,310	324,753	230,557
Pearlridge Center	HI	Aiea	51%	1,307,485	1,254,208	53,277	06/01/25	3.53%	Fixed	$225,000	$114,750
							05/01/25	4.07%	Fixed	$41,593	$21,212
Polaris Fashion Place	OH	Columbus	51%	1,373,708	736,193	637,515	03/01/25	3.90%	Fixed	$219,936	$112,167
							03/01/25	4.46%	Fixed	$15,205	$7,755
Port Charlotte Town Center (3)(4)(8)	FL	Port Charlotte	100%	777,241	493,032	284,209	11/01/20	9.30%	Fixed	$40,868	$40,868
Rolling Oaks Mall	TX	San Antonio	100%	882,095	285,787	596,308

    SUPPLEMENTAL INFORMATION | 17

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Enclosed Retail Properties
Scottsdale Quarter	AZ	Scottsdale	51%	764,044	764,044	0	06/01/25	3.53%	Fixed	$165,000	$84,150
							04/01/27	4.36%	Fixed	$55,000	$28,050
Southern Hills Mall	IA	Sioux City	100%	773,824	669,235	104,589
Southern Park Mall	OH	Youngstown	100%	1,027,294	839,730	187,564
Southgate Mall	MT	Missoula	100%	552,682	410,149	142,533	09/27/23	4.75%	Fixed	$35,387	$35,387
Sunland Park Mall	TX	El Paso	100%	908,476	332,639	575,837
Town Center at Aurora	CO	Aurora (Denver)	100%	1,081,094	494,596	586,498	04/01/26	3.10%	Variable	$50,250	$50,250
Town Center Crossing & Plaza	KS	Leawood	51%	670,695	534,134	136,561	02/01/27	4.25%	Fixed	$31,506	$16,068
							02/01/27	5.00%	Fixed	$63,830	$32,553
Waterford Lakes Town Center	FL	Orlando	100%	967,287	692,787	274,500	05/06/29	4.86%	Fixed	$174,478	$174,478
Weberstown Mall (9)	CA	Stockton	100%	846,915	263,245	583,670
Westminster Mall	CA	Westminster (Los Angeles)	100%	1,216,917	444,225	772,692	04/01/24	4.65%	Fixed	$74,377	$74,377
WestShore Plaza (9)	FL	Tampa	100%	1,093,849	865,387	228,462
Enclosed Retail Properties Total				37,599,249	24,838,305	12,760,944				$1,869,609	$1,376,243

Open Air Properties
Bloomingdale Court (9)	IL	Bloomingdale (Chicago)	100%	676,878	385,543	291,335
Bowie Town Center Strip (9)	MD	Bowie (Wash, D.C.)	100%	106,636	40,974	65,662
Canyon View Marketplace	CO	Grand Junction	100%	199,815	43,053	156,762	11/06/23	5.47%	Fixed	$4,967	$4,967
Chesapeake Center (9)	VA	Chesapeake (Virginia Beach)	100%	276,801	128,972	147,829
Concord Mills Marketplace	NC	Concord (Charlotte)	100%	240,769	234,387	6,382	11/01/23	4.82%	Fixed	$16,000	$16,000
Countryside Plaza (9)	IL	Countryside (Chicago)	100%	403,455	203,994	199,461
Dare Centre	NC	Kill Devil Hills	100%	168,998	109,479	59,519
Empire East (9)	SD	Sioux Falls	100%	301,438	167,616	133,822
Fairfax Court	VA	Fairfax (Wash, D.C.)	100%	239,508	239,508	0
Fairfield Town Center (9)	TX	Houston	100%	448,381	269,381	179,000
Forest Plaza	IL	Rockford	100%	439,556	428,259	11,297	10/01/29	3.67%	Fixed	$30,250	$30,250
Gaitway Plaza (3)(9)	FL	Ocala	96%	197,435	196,635	800
Gateway Centers	TX	Austin	51%	513,524	411,221	102,303	06/01/27	4.03%	Fixed	$112,500	$57,375
Greenwood Plus (9)	IN	Greenwood (Indianapolis)	100%	152,123	146,091	6,032
Henderson Square (9)	PA	King of Prussia (Philadelphia)	100%	107,368	53,612	53,756
Keystone Shoppes (9)	IN	Indianapolis	100%	36,551	36,551	0
Lake Plaza (9)	IL	Waukegan (Chicago)	100%	215,590	124,961	90,629
Lake View Plaza (9)	IL	Orland Park (Chicago)	100%	364,549	309,140	55,409
Lakeline Plaza	TX	Cedar Park (Austin)	100%	386,055	355,618	30,437	10/01/29	3.67%	Fixed	$49,710	$49,710
Lima Center	OH	Lima	100%	233,878	173,878	60,000
Lincoln Crossing (9)	IL	O'Fallon (St. Louis)	100%	303,526	98,061	205,465
MacGregor Village	NC	Cary	100%	140,028	140,028	0
Mall of Georgia Crossing	GA	Buford (Atlanta)	100%	440,564	317,429	123,135	10/06/22	4.28%	Fixed	$20,845	$20,845
Markland Plaza (9)	IN	Kokomo	100%	84,727	80,977	3,750
Martinsville Plaza	VA	Martinsville	100%	102,105	94,760	7,345
Muncie Towne Plaza	IN	Muncie	100%	171,621	171,621	0	10/01/29	3.67%	Fixed	$10,550	$10,550
North Ridge Shopping Center	NC	Raleigh	100%	171,492	166,092	5,400	12/01/22	3.41%	Fixed	$11,088	$11,088
Northwood Plaza (9)	IN	Fort Wayne	100%	204,956	76,727	128,229
Palms Crossing	TX	McAllen	51%	389,618	389,618	0	08/01/21	5.49%	Fixed	$32,200	$16,422
Plaza at Buckland Hills, The (9)	CT	Manchester	100%	309,474	254,460	55,014

SUPPLEMENTAL INFORMATION | 18

PROPERTY INFORMATION
Washington Prime Group Inc.
As of June 30, 2021

							Debt Information
										Indebtedness
Property Name	St	City (Major Metropolitan Area)	Financial Interest (1)	Total Center Square Feet	Total WPG Owned Square Feet	Total Tenant Owned Square Feet	Maturity Date (2)	Interest Rate	Type	Total	WPG Share
Open Air Properties
Richardson Square (9)	TX	Richardson (Dallas)	100%	516,100	40,187	475,913
Rockaway Commons (9)	NJ	Rockaway (New York)	100%	229,929	226,179	3,750
Rockaway Town Plaza (9)	NJ	Rockaway (New York)	100%	306,440	73,158	233,282
Royal Eagle Plaza	FL	Coral Springs (Miami)	100%	178,769	175,385	3,384
Shops at Arbor Walk, The	TX	Austin	51%	309,010	280,261	28,749	08/01/21	5.49%	Fixed	$36,392	$18,560
Shops at North East Mall, The (9)	TX	Hurst (Dallas)	100%	365,920	365,920	0
St. Charles Towne Plaza	MD	Waldorf (Wash, D.C.)	100%	388,517	329,675	58,842
Tippecanoe Plaza	IN	Lafayette	100%	90,522	85,811	4,711
University Center (9)	IN	Mishawaka	100%	150,441	100,441	50,000
University Town Plaza	FL	Pensacola	100%	382,330	216,194	166,136
Village Park Plaza (9)	IN	Carmel (Indianapolis)	100%	501,898	290,009	211,889
Washington Plaza	IN	Indianapolis	100%	50,107	50,107	0
West Town Corners (3)	FL	Altamonte Springs (Orlando)	100%	379,172	234,554	144,618
Westland Park Plaza (3)	FL	Orange Park (Jacksonville)	100%	163,259	163,259	0
White Oaks Plaza	IL	Springfield	100%	385,414	263,231	122,183	10/01/29	3.67%	Fixed	$26,490	$26,490
Whitehall Mall	PA	Whitehall	100%	603,475	588,601	14,874
Wolf Ranch (9)	TX	Georgetown (Austin)	100%	632,025	419,839	212,186
Open Air Properties Total				13,660,747	9,751,457	3,909,290				$350,992	$262,257

Total				51,259,996	34,589,762	16,670,234				$2,220,601	$1,638,500	(13)

Footnotes:
(1) Direct and indirect interests in some joint venture properties are subject to preferences on distributions and/or capital allocation in favor of other partners.
(2) Assumes full exercise of available extension options.
(3) WPG receives approximately 96%-100% of the economic benefit of property due to performance or advance, although legal ownership is less than 100%. Legal ownership is as follows: Port Charlotte Town Center (80%); Gaitway Plaza (88.2%); West Town Corners (88.2%); and Westland Park Plaza (88.2%).
(4) Noncore property.
(5) Land is subject to a ground lease with Perennial. The net carrying value of the financial liability at 6/30/21 is $91.4 million and interest is being recognized at an effective rate of 8.5%. The ground lease is subject to a repurchase option in 2049 of $109.3 million. The difference between the net carrying value of the financial liability and the repurchase option price is being accreted through interest expense over the applicable term.
(6) On March 17, 2020, the Company received notification that a receiver was appointed to manage and lease Charlottesville Fashion Square. An affiliate of the Company still holds title to the property.
(7) On April 14, 2020, the Company received notification that a receiver was appointed to manage and lease Muncie Mall. An affiliate of the Company still holds title to the property.
(8) The interest rate on the loan is subject to a 4.00% penalty for being in default.
(9) Property is collateral for the credit facility debt. Also during 2Q21, we reclassified the $65.0 million loan balance collateralized by Weberstown Mall into corporate debt.
(10) On March 8, 2021, the Company received notification that a receiver was appointed to manage and lease Anderson Mall. An affiliate of the Company still holds title to the property.
(11) On April 8, 2021, the Company received notification that a receiver was appointed to manage and lease Lincolnwood Town Center. An affiliate of the Company still holds title to the property.
(12) On May 25, 2021, the Company received notification that a receiver was appointed to manage and lease Oak Court Mall. An affiliate of the Company still holds title to the property.
(13) Our share of the joint venture debt excludes the $1.9 million indirect 12.5% ownership interest in another real estate project.

    SUPPLEMENTAL INFORMATION | 19

NON-GAAP PRO-RATA FINANCIAL INFORMATION

The pro-rata financial information presented on pages 21 and 22 is not, and is not intended to be, a presentation in accordance with GAAP. The non-GAAP pro-rata financial information aggregates the Company’s proportionate economic ownership of each unconsolidated asset in the property portfolio that the Company does not wholly own. The amounts in the column labeled ‘‘WPG’s Share of Unconsolidated Entities’’ were derived on a per property or entity basis by applying to each line item the ownership percentage interest used to arrive at the Company’s share of the operations for the period consistent with the application of the equity method of accounting to each of the unconsolidated joint ventures.

The Company does not control the unconsolidated joint ventures and the presentations of the assets and liabilities and revenues and expenses do not represent the Company’s legal claim to such items.

The Company provides pro-rata financial information because it is believed to assist investors and analysts in estimating the economic interest in our unconsolidated joint ventures when read in conjunction with the Company’s reported results under GAAP.

    SUPPLEMENTAL INFORMATION | 20

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - STATEMENTS OF OPERATIONS
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

	Three Months Ended June 30, 2021	Six Months Ended June 30, 2021
	WPG's Share of Unconsolidated Entities	WPG's Share of Unconsolidated Entities

Revenue:
Minimum rent (1)	$19,135	$37,826
Overage rent	475	785
Tenant reimbursements	6,964	13,491
Changes in estimate of collectibility of rental income	(230)	62
Other income	632	816
Total revenues	26,976	52,980

Expenses:
Property operating	(6,285)	(12,396)
Real estate taxes	(3,282)	(6,980)
Advertising and promotion	(300)	(487)
Total recoverable expenses	(9,867)	(19,863)
Depreciation and amortization	(10,277)	(20,975)
General and administrative	(21)	(33)
Ground rent	(1,579)	(3,050)
Total operating expenses	(21,744)	(43,921)

Interest expense, net	(6,044)	(12,035)
Income and other taxes	(61)	(104)
Loss from unconsolidated entities, net	$(873)	$(3,080)

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity in each amount indicated, but it should be noted that the company does not control the unconsolidated entities.
(1) For the three months and six months ended June 30, 2021, Minimum rent is net of $0.7 million and $2.1 million, respectively, of executed rent abatements as well as an accrual for an estimate of abatements not yet processed.

    SUPPLEMENTAL INFORMATION | 21

NON-GAAP PRO-RATA FINANCIAL INFORMATION
PROPORTIONATE SHARE OF UNCONSOLIDATED PROPERTIES - BALANCE SHEET
Washington Prime Group Inc.
(Unaudited, dollars in thousands)

June 30, 2021 WPG's Share of Unconsolidated Entities
Assets:
Investment properties at cost	$1,194,366
Construction in progress	17,780
1,212,146
Less: accumulated depreciation	267,022
945,124

Cash and cash equivalents	23,949
Tenant receivables and accrued revenue, net (see below)	16,959
Deferred costs and other assets (see below)	146,365
Total assets	$1,132,397

Liabilities and members' equity:
Mortgage notes payable	$608,845
Accounts payable, accrued expenses, intangibles, and deferred revenues (see below)	142,606
Total liabilities	751,451
Members' equity	380,946
Total liabilities and members' equity	$1,132,397

Supplemental Balance Sheet Detail:

Tenant receivables and accrued revenue, net:
Straight-line receivable, net of reserve	$10,592
Tenant receivable	9,485
Deferred receivable	1,419
Unbilled receivables and other	2,648
Allowance for doubtful accounts, net	(7,185)
Total	$16,959

Deferred costs and other assets:
Deferred leasing, net	$11,198
In place lease intangibles, net	14,849
Acquired above market lease intangibles, net	17,849
Right of use asset	88,457
Mortgage and other escrow deposits	10,665
Prepaids, notes receivable and other assets, net	3,347
Total	$146,365

Accounts payable, accrued expenses, intangibles and deferred revenues:
Accounts payable and accrued expenses	$33,818
Below market leases, net	16,767
Lease liability	88,457
Other	3,564
Total	$142,606

Note: The amounts above represent the company's pro-rata share based upon the percentage of ownership interest per joint venture entity, but it should be noted that the company does not control the unconsolidated entities.
    SUPPLEMENTAL INFORMATION | 22

GLOSSARY OF TERMS

- Average rent PSF	Average base minimum rent charge in effect for the reporting period for all tenants that qualify to be included in the occupancy as defined below.
- EBITDAre	Net income (loss) attributable to the company before interest, depreciation and amortization, gains/losses on sale of operating properties, impairment charges, income taxes and adjustments related to pro-rata share of unconsolidated entities. The calculation is consistent with the definition published by The National Association of Real Estate Investment Trusts ("NAREIT") in a white paper issued in September 2017.
- Funds from operations (FFO)	Funds From Operations ("FFO") is a supplemental non-GAAP measure utilized to evaluate the operating performance of real estate companies. NAREIT defines FFO as net income (loss) attributable to common shareholders computed in accordance with generally accepted accounting principles ("GAAP"), excluding (i) gains or losses from sales of operating real estate assets and (ii) extraordinary items, plus (iii) depreciation and amortization of operating properties and (iv) impairment of depreciable real estate and in substance real estate equity investments and (v) after adjustments for unconsolidated partnerships and joint ventures calculated to reflect funds from operations on the same basis.
- Funds from operations, as adjusted (AFFO)	AFFO is calculated by adjusting FFO as defined above for non-recurring items such as merger costs, non-recurring debt fee amortization charges, gain on debt extinguishment and similar items.
- Gross leasable area (GLA)	Measure of the total amount of leasable space in a property.
- Net operating income (NOI)	Revenues from all rental property less operating and maintenance expenses, real estate taxes and rent expense including the company's pro-rata share of real estate joint ventures. Excludes non-recurring items such as termination income, sales from outparcels, material insurance proceeds, and other noncash items such as straight-line rent and fair value adjustments.
- Occupancy	Occupancy is the percentage of total owned square footage ("GLA") which is leased as of the last day of the reporting period for tenants with terms of a year or more. For enclosed retail properties, all company owned space except for anchors, majors, office and outlots are included in the calculation. For open air properties, all owned GLA other than office are included in the calculation.
- Occupancy cost	Percent of tenant's total occupancy cost (rent and reimbursement of CAM, tax and insurance) to tenant sales for stores of 10,000 sf or less.
- Re-leasing spread	Re-leasing Spread is a ‘‘same space’’ measure that compares initial rent for new deals on individual spaces to expiring rents for prior tenants. For enclosed retail properties, majors, freestanding and office tenants are excluded. For open air properties, office tenants are excluded. The new rent is the weighted average of the initial cash Total Rent PSF for spaces leased during the trailing twelve month period, and includes new leases and existing tenant renewals and relocations (including expansions and downsizings). The prior rent is the weighted average of the final cash Total Rent PSF as of the month the tenant terminates or closes. Total Rent PSF includes Base Minimum Rent, common area maintenance ("CAM") and base percentage rent. It includes leasing activity on all spaces occupied by tenants as long as the opening and closing dates are within 24 months of one another.
- Sales PSF	Trailing twelve-month sales for in-line stores of 10,000 SF or less. Excludes freestanding stores and specialty tenants.

        SUPPLEMENTAL INFORMATION | 23